Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of Paragon SemiTech USA, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his/her knowledge:

(1)  The Annual Report of the Company on Form 10-K for the fiscal year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2008

/s/ John D. Kuhns
John D. Kuhns
President and Chief Executive Officer
(principal executive officer)
Interim Chief Financial Officer
(Principal Accounting and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Paragon SemiTech USA, Inc. and will be retained by Paragon SemiTech USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.